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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     THE UNDERSIGNED members of the Board of Administration of the TRW Employee Stock Ownership and Savings Plan (the "Plan") hereby appoint D. B. Goldston, W.
B. Lawrence, D. F. Menz, K. C. Syrvalin, K. A. Weigand and J. L. Manning, Jr., and each of them, as attorneys for the Plan and for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Plan and the undersigned, to prepare or cause to be prepared, to execute and file with the Securities and Exchange Commission, Washington, D. C. (the "Commission") (i) an annual report on Form 11-K for the fiscal year ended December 31, 1998, or information in lieu thereof, and any transition reports under the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) a registration statement or statements on Form S-8 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering participations in the Plan, and, if appropriate, shares of Common Stock of TRW Inc. to be acquired, issued, contributed or sold in connection with the Plan; and (iii) any and all amendments, including post-effective amendments, and exhibits to such annual report and registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement(s) relate(s), with full power and authority to take or cause to be taken all other actions deemed necessary or appropriate to effect the filing of the annual report, or information in lieu thereof, under the Exchange Act or the registration under the Act of the participations in and, if appropriate, the shares of Common Stock of TRW Inc. offered or to be offered pursuant to the Plan.

                     EXECUTED on the dates set forth below.



   /s/ Linda J. Croes                              /s/ Kathy P. Lazar
   -----------------------                         -------------------------
   Linda J. Croes                                  Kathy P. Lazar
   June 29, 1999                                   June 29, 1999


   /s/ Donna Kasle                                 /s/ Judith A. Williams
   -----------------------                         -------------------------
   Donna Kasle                                     Judith A. Williams
   June 29, 1999                                   June 29, 1999


   /s/ Ann E. Killian                              /s/ Rose Malinak
   -----------------------                         -------------------------
   Ann E. Killian                                  Rose Malinak
   June 29, 1999                                   June 29, 1999